UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

ELLIE MAE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Ellie Mae, Inc. (“Ellie Mae” or the “Company”) by EM Eagle Purchaser, LLC, a Delaware limited liability company (“Parent”), and EM Eagle Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated February 11, 2019, by and among the Company, Parent and Merger Sub:

(i)	Employee Letter;

(ii)	Employee FAQ;

(iii)	Customer Letter;

(iv)	Partner Letter; and

(v)	External FAQ.

Each item above was first used or made available on February 12, 2019.

(i)

Subject: Today’s Announcement re: Ellie Mae’s Proposed Acquisition by Thoma Bravo

Dear Ellie Mae Teammates –

I am very excited to share with you the next important milestone in Ellie Mae’s journey. Earlier today we announced via press release that Ellie Mae has agreed to be acquired by Thoma Bravo.

With this acquisition, Ellie Mae will once again be a private company, with added flexibility to further innovate on our Encompass Digital Lending Platform and focus on the growth of our customer base and partner ecosystem. The entire leadership team and I are truly excited by the opportunities our partnership withThoma Bravo opens up for us. We remain deeply committed to our mission to automate everything automatable for the residential mortgage industry, to our customers’ success and to providing you with an environment that truly makes us a best place to work.

Who is Thoma Bravo?

Thoma Bravo is a leading private equity firm focused on the software and technology-enabled services sectors. With a series of funds representing more than $30 billion in capital commitments, Thoma Bravo partners with a company’s management team to implement operating best practices, invest in growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings, with the goal of increasing the value of the business. Representative past and present portfolio companies include industry leaders such as ABC Financial, Blue Coat Systems, Deltek, Digital Insight, Frontline Education, Global Healthcare Exchange, Hyland Software, Imprivata, iPipeline, PowerPlan, Qlik, Riverbed, SailPoint, SolarWinds, SonicWall, Sparta Systems, TravelClick and Veracode. The firm has offices in San Francisco and Chicago. For more information, visit thomabravo.com.

Why now?

As a public company, one of the responsibilities of our board and management team is to maximize shareholder value. We decided that partnering with Thoma Bravo is our best option for shareholders, and a fantastic way to foster value for you and long-term growth for Ellie Mae. Thoma Bravo has agreed to acquire all outstanding Ellie Mae common stock for $99.00 per share, representing an approximately 47 percent premium compared to the closing price of our stock as of February 1, 2019.

What does this mean for you?

Today, we’re announcing an acquisition agreement, not the acquisition itself. That’s not yet complete. So, why announce now? Since we are a publicly traded company, any agreements that would be material to the company must be filed with the SEC and, as a result, made public. The acquisition is not complete until closing, which we expect to happen in the second quarter of 2019. Until we close, Ellie Mae is still a public company, and we’ll continue to operate business as usual.

What can you say publicly?

Today, we issued a press release describing the details of the proposed acquisition. As a company, we will not be commenting publicly on the proposed acquisition, beyond what we will be filing with the SEC, until the transaction is complete.

To help you field questions from customers and partners, we’ve posted FAQs to Ellie Connect. If you receive questions from members of the media, please send them to Erica Harvill at Erica.harvill@elliemae.com. If you receive questions from financial analysts, please direct them to Alex Hughes at alex.hughes@elliemae.com.

How do I learn more?

You have questions. Join us for an All Hands Call today at 10 am PT where the Executive Leadership team and I will share more information about what this means for you and for Ellie Mae. The meeting will show up on your calendar shortly and will not be recorded, so please do your best to join. In the meantime, view the Employee FAQ on Corr’s Corner that may answer some of your more immediate questions.

Additionally, we are going to refactor Thursday’s Company Kickoff meeting to a one-hour Virtual Town Hall Meeting where we will discuss our product and technology strategy, roadmap and priorities for 2019 and our sales and marketing plan. Once the transaction is complete we will host a larger All Hands meeting. Stay tuned for a new meeting invite shortly.

I want to close by saying thank you. It is through your dedication, passion, hard work, innovation and team effort that we have arrived at this pivotal moment. We have built a leading brand with solutions that are shaping the mortgage industry and changing the way people buy and refinance homes. With Thoma Bravo, I am confident that we’ll build upon our long history of success and accelerate our path to achieving our North Star.

I look forward to continuing to drive innovation home with you.

Sincerely,

Jonathan

Additional Information and Where to Find It

In connection with the proposed Merger, Ellie Mae expects to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, Ellie Mae will mail the definitive proxy statement and a proxy card to each stockholder of Ellie Mae entitled to vote at the special meeting relating to the proposed transaction. The proxy statement will contain important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF ELLIE MAE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT ELLIE MAE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELLIE MAE AND THE TRANSACTION. This communication is not a substitute for the proxy statement or for any other document that Ellie Mae may file with the SEC and send to its stockholders in connection with the proposed Merger. The proposed Merger will be submitted to Ellie Mae’s stockholders for their consideration. Before making any voting decision, stockholders of Ellie Mae are urged to read the proxy statement regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed Merger.

Stockholders of Ellie Mae will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Ellie Mae and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, when available, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting Ellie Mae’s Investor Relations at (925) 227-7079, by email at ir@elliemae.com, or by going to Ellie Mae’s Investor Relations page on its website at investor.elliemae.com and clicking on the link titled “SEC Filings” to access Ellie Mae’s “SEC Filings.”

Participants in the Solicitation

Ellie Mae and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of Ellie Mae’s directors and executive officers and their ownership of Company Common Stock is set forth in Ellie Mae’s proxy statement on Schedule 14A filed with the SEC on April 4, 2018, will be included in Ellie Mae’s definitive proxy statement to be filed with the SEC in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Ellie Mae refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Ellie Mae’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Ellie Mae for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Ellie Mae’s business and the price of the common stock of Ellie Mae, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Ellie Mae and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Ellie Mae’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Ellie Mae’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Ellie Mae related to the Merger Agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Ellie Mae’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Ellie Mae does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

(ii)

EMPLOYEE FREQUENTLY ASKED QUESTIONS

2.12.19

GENERAL QUESTIONS

What was announced and what does it mean?

On February 12, 2019 the planned acquisition of Ellie Mae by Thoma Bravo was announced by press release. This means that, if the transaction closes, Ellie Mae will become a privately-held company. In the meantime, we will remain a standalone public company. Together with Thoma Bravo, we believe that we will be able to further accelerate our growth, giving our incredible organization the flexibility to extend our Encompass Digital Lending Platform, innovate in support of our multi-channel customers, grow our partner network, and maintain our position as a best place to work.

Who is Thoma Bravo?

Thoma Bravo is a leading private equity firm focused on the software and technology-enabled services sectors. With a series of funds representing more than $30 billion in capital commitments, Thoma Bravo partners with a company’s management team to implement operating best practices, invest in growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings, with the goal of increasing the value of the business. Representative past and present portfolio companies include industry leaders such as ABC Financial, Blue Coat Systems, Deltek, Digital Insight, Frontline Education, Global Healthcare Exchange, Hyland Software, Imprivata, iPipeline, PowerPlan, Qlik, Riverbed, SailPoint, SolarWinds, SonicWall, Sparta Systems, TravelClick and Veracode. The firm has offices in San Francisco and Chicago. For more information, visit thomabravo.com.

Is this good for Ellie Mae and its customers?

YES! This is good news. Ellie Mae’s mission and vision remain unchanged. We will continue to be dedicated to the success of our customers and delivering on our mission to automate everything automatable for the residential mortgage industry. We believe that the resources, financial strength and operational strength of Thoma Bravo will enable Ellie Mae to continue to execute on our growth strategy and enhance our leadership position in digital mortgage technology.

When will the transaction be completed?

We expect the transaction to be completed in Q2 or Q3 of 2019. While we expect the closing process to be smooth, the transaction is subject to a number of typical requirements, such as stockholder and regulatory approvals. It is important to remember that until the transaction closes we remain a public company with all of the same public company obligations. It is essential to keep our energy focused on our current business strategy, goals and plans.

What does this mean for our customers?

There is no change for customers. It is business as usual. We remain deeply committed to delivering on our current and future product roadmap and commitments.

What does this mean for our partners?

There is no change for partners. Partners remain a growth opportunity for our business, a key enabler of our customer success and a critical component in our strategy to drive growth and leadership in the market.

Will this change the way we sell our products?

No. It’s business as usual. We intend to continue to operate, support, market and sell in the same manner that we have done in recent months and quarters.

Does this help our competitive position?

Ellie Mae’s continued independence and Thoma Bravo’s support will enable us to be focused on innovation and customer success. We can continue to set the agenda for our product roadmap, company strategy, and thought leadership for the mortgage technology industry.

Will there be any changes to management?

Currently there are no planned management changes.

Will Ellie Mae’s headquarters change location?

No. Ellie Mae will remain headquartered in Pleasanton, California.

When will we receive additional information?

We will endeavor to provide ongoing communication about the transaction as information is available. We ask that you contact your immediate supervisor or People Business Partner or post your questions to Corr’s Corner on Ellie Connect and we will update this FAQ as we are able. We will be filing a proxy statement for the special meeting of stockholders which will also contain detailed information about the transaction.

STOCK/BENEFITS/EMPLOYMENT QUESTIONS

What will happen to my Ellie Mae stock options and restricted stock unit awards (RSUs)?

Stock Options will be cancelled and replaced with a right to receive, in cash, without interest, an amount equal to the number of shares underlying the option, multiplied by the excess of the per share price of the deal ($99.00) over the exercise price of the option. If your options are vested, then you will be paid this cash in connection with the closing of the transaction. If your options are unvested, then you will be paid this cash on the same schedule as your options would have vested.

RSUs will continue to vest on their current vesting schedule, subject to their prior terms. When the acquisition is completed, all unvested RSUs will be cancelled and replaced with a right to receive, in cash and without interest, an amount equal to the per share price of the deal ($99.00) multiplied by the number of RSUs. This right to receive cash for your unvested RSUs will vest and be payable at the same time as the unvested RSUs would have vested. Just as is currently the case, you will need to be employed on each vesting date in order to be paid. All cash payments will be reduced by applicable tax withholdings.

How will this affect our ESPP plan?

If you are already enrolled in the ESPP plan, you will continue to contribute at your current rate until the current purchase period ends unless you withdraw from the ESPP before that time. If the closing of the transaction occurs prior to the regularly scheduled end date of the offering period in which you are currently enrolled, your offering period will be shortened to a date that is prior to the closing of the transaction. At that time, your cumulative contributions will be used to purchase shares of Ellie Mae common stock and any leftover contributions will be promptly returned to you. There will be no further ESPP plan after this period ends.

Will this impact salary or bonus after the closing?

Thoma Bravo and Ellie Mae are committed to providing our team members with competitive compensation that rewards performance. We will endeavor to provide ongoing updates as information is available.

Can I continue to trade my Ellie Mae stock while the transaction is pending?

Generally, as long as the trading window is open you can continue to trade Ellie Mae common stock unless you have material non-public information or if you have been notified by our stock administrator that you have been restricted. Ellie Mae’s Insider Trading policy continues to apply.

Will Ellie Mae’s current employee benefits plans change?

For the foreseeable future we expect our employee benefits plans to remain unchanged. We will endeavor to provide updates as soon as information is available.

Will I still have a job? Are layoffs planned as a result?

You are what makes Ellie Mae a great place to work. Our people and our culture are critical to our ability to achieve our mission of automating everything automatable for the residential mortgage industry. We will endeavor to provide ongoing communication regarding the transaction as soon as information is available.

How does this acquisition impact new employees, outstanding offers or people who have accepted positions without a start date?

We expect new employees to be onboarded business as usual throughout the transaction.

What will happen with the Equity Refresh Program we typically launch in April?

Ellie Mae will work with Thoma Bravo to build a new long-term incentive program for employees. We will communicate the new program broadly once it is finalized.

EXTERNAL COMMUNICATIONS

How will this change be communicated to our customers and partners?

We will be sending a message to our partners and customers today informing them of the announcement. We have prepared external facing FAQs for customers and partners who reach out with questions. You can find these documents on Corr’s Corner on Ellie Connect.

What can I say to customers, partners and prospects about the acquisition?

There are stringent SEC communications regulations in place that require any distributed written communications about the acquisition to be publicly filed with the SEC (including our internal announcements and this FAQ). It is okay for you to share the press release, external FAQ, customer letter and partner letter. Please note that these communications contain required disclosures and cannot be altered in any way.

What if a customer/partner/prospect wants more details?

We do not have any additional information about the announcement to share at this time. We expect to file with the SEC and furnish to our stockholders a proxy statement in connection with the proposed transaction, which will contain important information about the proposed transaction and related matters, as well as other relevant documents concerning the proposed transaction. After the transaction closes, which is expected in Q2 or Q3 2019, we will have additional information to share with our customers, partners, prospects and employees.

Can I send an email to the accounts I cover? Can I email my prospects?

Rather than reach out to customers and prospects proactively, it is preferred that you refer them to the press release and external FAQ if they reach out to you with questions. You can also send to them our customer letter if you feel that would best address their questions. Explain to them that we are restricted in the information that we can provide, and they will find it in all those documents as well as our filings with the SEC which are available on our investor site at http://investor.elliemae.com/sec-filings

Can I talk to my coworkers, family and friends?

Of course! This is exciting news. Any information that has been shared publicly can be shared. Please refer to the press release, external FAQ, customer letter and partner letter.

Can I communicate this news via social media or comment on this via my social channels?

Under no circumstance can you communicate socially on behalf of Ellie Mae or in any way that it appears that you are communicating as a representative of Ellie Mae. Ellie Mae has a small number of designated spokespersons who can comment on this news. Ellie Mae will not be initiating any proactive social communications until after the transaction closes.

What should I do if I get calls from media or anyone else regarding the transaction?

It is very important that you do not comment on the transaction or discuss with media or outside investors. If you receive any financial or acquisition-related questions from news media, analyst or investors, please refer them to:

Media – Erica Harvill – Erica.harvill@eliemae.com

Investors – Alex Hughes – Alex.hughes@elliemae.com

Additional Information and Where to Find It

In connection with the proposed Merger, Ellie Mae expects to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, Ellie Mae will mail the definitive proxy statement and a proxy card to each stockholder of Ellie Mae entitled to vote at the special meeting relating to the proposed transaction. The proxy statement will contain important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF ELLIE MAE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT ELLIE MAE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELLIE MAE AND THE TRANSACTION. This communication is not a substitute for the proxy statement or for any other document that Ellie Mae may file with the SEC and send to its stockholders in connection with the proposed Merger. The proposed Merger will be submitted to Ellie Mae’s stockholders for their consideration. Before making any voting decision, stockholders of Ellie Mae are urged to read the proxy statement regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed Merger.

Stockholders of Ellie Mae will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Ellie Mae and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, when available, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting Ellie Mae’s Investor Relations at (925) 227-7079, by email at ir@elliemae.com, or by going to Ellie Mae’s Investor Relations page on its website at investor.elliemae.com and clicking on the link titled “SEC Filings” to access Ellie Mae’s “SEC Filings.”

Participants in the Solicitation

Ellie Mae and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of Ellie Mae’s directors and executive officers and their ownership of Company Common Stock is set forth in Ellie Mae’s proxy statement on Schedule 14A filed with the SEC on April 4, 2018, will be included in Ellie Mae’s definitive proxy statement to be filed with the SEC in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Ellie Mae refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Ellie Mae’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Ellie Mae for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Ellie Mae’s business and the price of the common stock of Ellie Mae, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Ellie Mae and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Ellie Mae’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Ellie Mae’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Ellie Mae related to the Merger Agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Ellie Mae’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Ellie Mae does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

(iii)

Subject: Ellie Mae Enters into Agreement to be Acquired by Thoma Bravo

Dear Ellie Mae Customer,

Ellie Mae was founded two decades ago with a simple mission – to automate everything automatable for the residential mortgage industry. Since then we’ve grown to be an industry leader with our Encompass Digital Lending Platform serving more than 2,500 lenders of all sizes.

Since day one, we’ve been here to support your success. And your success has been instrumental to our own. With that, I am excited to share with you the next major milestone in Ellie Mae’s journey.

Earlier today, we announced that Ellie Mae has agreed to be acquired for approximately $3.7 billion by Thoma Bravo, a leading private equity investment firm.

Upon the completion of the proposed acquisition, Ellie Mae will once again be a private company, with added flexibility to further invest in our technology, improve our solutions and accelerate our growth. Our focus is your success and providing the true digital mortgage technology is mission critical.

Who is Thoma Bravo?

Thoma Bravo is a leading private equity firm focused on the software and technology-enabled services sectors. With a series of funds representing more than $30 billion in capital commitments, Thoma Bravo partners with a company’s management team to implement operating best practices, invest in growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings, with the goal of increasing the value of the business. Representative past and present portfolio companies include industry leaders such as ABC Financial, Blue Coat Systems, Deltek, Digital Insight, Frontline Education, Global Healthcare Exchange, Hyland Software, Imprivata, iPipeline, PowerPlan, Qlik, Riverbed, SailPoint, SolarWinds, SonicWall, Sparta Systems, TravelClick and Veracode. The firm has offices in San Francisco and Chicago. For more information, visit thomabravo.com.

What does this mean for you?

It is business as usual at Ellie Mae. We remain deeply committed to delivering outstanding solutions, service and support. Ellie Mae’s mission and vision remain unchanged, and we will continue to focus on your success.

We expect this transaction to be completed in the second or third quarter of 2019. For more information, you can read our FAQ attached.

We are thrilled to share this new with you and we look forward to supporting your success for years to come.

Sincerely,

Jonathan Corr

President and CEO

Ellie Mae

Additional Information and Where to Find It

In connection with the proposed Merger, Ellie Mae expects to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, Ellie Mae will mail the definitive proxy statement and a proxy card to each stockholder of Ellie Mae entitled to vote at the special meeting relating to the proposed transaction. The proxy statement will contain important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF ELLIE MAE ARE URGED TO READ THESE

MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT ELLIE MAE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELLIE MAE AND THE TRANSACTION. This communication is not a substitute for the proxy statement or for any other document that Ellie Mae may file with the SEC and send to its stockholders in connection with the proposed Merger. The proposed Merger will be submitted to Ellie Mae’s stockholders for their consideration. Before making any voting decision, stockholders of Ellie Mae are urged to read the proxy statement regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed Merger.

Stockholders of Ellie Mae will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Ellie Mae and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, when available, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting Ellie Mae’s Investor Relations at (925) 227-7079, by email at ir@elliemae.com, or by going to Ellie Mae’s Investor Relations page on its website at investor.elliemae.com and clicking on the link titled “SEC Filings” to access Ellie Mae’s “SEC Filings.”

Participants in the Solicitation

Ellie Mae and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of Ellie Mae’s directors and executive officers and their ownership of Company Common Stock is set forth in Ellie Mae’s proxy statement on Schedule 14A filed with the SEC on April 4, 2018, will be included in Ellie Mae’s definitive proxy statement to be filed with the SEC in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Ellie Mae refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Ellie Mae’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Ellie Mae for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Ellie Mae’s business and the price of the common stock of Ellie Mae, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Ellie Mae and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Ellie Mae’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Ellie Mae’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Ellie Mae related to the Merger Agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Ellie Mae’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Ellie Mae does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

(iv)

Subject: Ellie Mae Enters into Agreement to be Acquired by Thoma Bravo

Dear Ellie Mae Partner,

Ellie Mae was founded two decades ago with a simple mission – to automate everything automatable for the residential mortgage industry. Since then we’ve grown to be an industry leader with our Encompass Digital Lending Platform serving more than 2,500 lenders of all sizes and with thousands of partners as part of our innovative ecosystem.

Since day one, we’ve been here to support your success and growth. And your success has been instrumental to our own. With that, I am excited to share with you the next major milestone in Ellie Mae’s journey.

Earlier today, we announced that Ellie Mae has agreed to be acquired for approximately $3.7 billion by Thoma Bravo, a leading private equity investment firm.

Upon the completion of the proposed acquisition, Ellie Mae will once again be a private company, with added flexibility to further invest in our technology, improve our solutions and accelerate our growth. Our focus is your success and providing the true digital mortgage technology is mission critical.

Who is Thoma Bravo?

Thoma Bravo is a leading private equity firm focused on the software and technology-enabled services sectors. With a series of funds representing more than $30 billion in capital commitments, Thoma Bravo partners with a company’s management team to implement operating best practices, invest in growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings, with the goal of increasing the value of the business. Representative past and present portfolio companies include industry leaders such as ABC Financial, Blue Coat Systems, Deltek, Digital Insight, Frontline Education, Global Healthcare Exchange, Hyland Software, Imprivata, iPipeline, PowerPlan, Qlik, Riverbed, SailPoint, SolarWinds, SonicWall, Sparta Systems and TravelClick. The firm has offices in San Francisco and Chicago. For more information, visit thomabravo.com.

What does this mean for you?

It is business as usual at Ellie Mae. We remain deeply committed to delivering outstanding solutions, service and support. Ellie Mae’s mission and vision remain unchanged, and we will continue to focus on your success and our partnership.

We expect this transaction to be completed in the second or third quarter of 2019. For more information, you can read our FAQ attached.

We are thrilled to share this new with you and we look forward to partnering with you for years to come.

Sincerely,

Jonathan Corr

President and CEO

Ellie Mae

Additional Information and Where to Find It

In connection with the proposed Merger, Ellie Mae expects to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, Ellie Mae will mail the definitive proxy statement and a proxy card to each stockholder of Ellie Mae entitled to vote at the special meeting relating to the proposed transaction. The proxy statement will contain important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF ELLIE MAE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT ELLIE MAE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELLIE MAE AND THE TRANSACTION. This communication is not a substitute for the proxy statement or for any other document that Ellie Mae may file with the SEC and send to its stockholders in connection with the proposed Merger. The proposed Merger will be submitted to Ellie Mae’s stockholders for their consideration. Before making any voting decision, stockholders of Ellie Mae are urged to read the proxy statement regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed Merger.

Stockholders of Ellie Mae will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Ellie Mae and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, when available, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting Ellie Mae’s Investor Relations at (925) 227-7079, by email at ir@elliemae.com, or by going to Ellie Mae’s Investor Relations page on its website at investor.elliemae.com and clicking on the link titled “SEC Filings” to access Ellie Mae’s “SEC Filings.”

Participants in the Solicitation

Ellie Mae and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of Ellie Mae’s directors and executive officers and their ownership of Company Common Stock is set forth in Ellie Mae’s proxy statement on Schedule 14A filed with the SEC on April 4, 2018, will be included in Ellie Mae’s definitive proxy statement to be filed with the SEC in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Ellie Mae refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Ellie Mae’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Ellie Mae for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Ellie Mae’s business and the price of the common stock of Ellie Mae, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Ellie Mae and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Ellie Mae’s business relationships, operating results and business generally,

(v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Ellie Mae’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Ellie Mae related to the Merger Agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Ellie Mae’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Ellie Mae does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

(v)

Thoma Bravo Planned Acquisition of Ellie Mae

Customer & Partner FAQ

2.12.19

What was announced and what does it mean?

On February 12, 2019 the planned acquisition of Ellie Mae by Thoma Bravo was announced by press release. This means that, if the transaction closes, Ellie Mae will become a privately-held company. In the meantime, we will remain a standalone public company. Together with Thoma Bravo, we believe that we will be able to further accelerate our growth, giving our incredible organization the flexibility to focus on our Encompass Digital Lending Platform, innovate in support of our multi-channel customers, grow our partner network, and maintain our position as a best place to work.

Who is Thoma Bravo?

Thoma Bravo is a leading private equity firm focused on the software and technology-enabled services sectors. With a series of funds representing more than $30 billion in capital commitments, Thoma Bravo partners with a company’s management team to implement operating best practices, invest in growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings, with the goal of increasing the value of the business. Representative past and present portfolio companies include industry leaders such as ABC Financial, Blue Coat Systems, Deltek, Digital Insight, Frontline Education, Global Healthcare Exchange, Hyland Software, Imprivata, iPipeline, PowerPlan, Qlik, Riverbed, SailPoint, SolarWinds, SonicWall, Sparta Systems and TravelClick. The firm has offices in San Francisco and Chicago. For more information, visit thomabravo.com.

Will Thoma Bravo own a controlling stake in Ellie Mae?

Thoma Bravo will acquire all outstanding shares of Ellie Mae common stock. Therefore, Thoma Bravo will own 100 percent of the company.

Is this good for Ellie Mae and its customers and partners?

Yes! This is good news. Ellie Mae’s mission and vision remain unchanged. We will continue to be dedicated to the success of our customers and partners and to delivering on our mission to automate everything automatable for the residential mortgage industry. We believe that the resources, financial strength and operational strength of Thoma Bravo will enable Ellie Mae to continue to execute on our growth strategy and enhance our leadership position in digital mortgage technology.

When will the transaction be completed?

We expect the transaction to be completed in Q2 or Q3 of 2019. While we expect the closing process to be smooth, the transaction is subject to a number of typical requirements, such as stockholder and regulatory approvals. It is important to remember that until the transaction closes we remain a public company with all of the same public company obligations. It is essential to keep our energy focused on our current business strategy, goals and plans.

What does this mean for our customers?

There is no change for customers. It is business as usual. We remain deeply committed to delivering on our current and future product roadmap and commitments.

What does this mean for our partners?

There is no change for partners. Partners remain a growth opportunity for our business, a key enabler of our customer success and a critical component in our strategy to drive growth and leadership in the market.

Will this affect my pricing or contract with Ellie Mae?

No. All commitments remain in place and there will be no changes.

Will this change effect the people I am working with at Ellie Mae such as my relationship manager?

No, there are no changes to your account team at this time.

Will there be management changes as a result of the transaction?

Currently there are no planned management changes.

Additional Information and Where to Find It

In connection with the proposed Merger, Ellie Mae expects to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, Ellie Mae will mail the definitive proxy statement and a proxy card to each stockholder of Ellie Mae entitled to vote at the special meeting relating to the proposed transaction. The proxy statement will contain important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF ELLIE MAE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT ELLIE MAE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELLIE MAE AND THE TRANSACTION. This communication is not a substitute for the proxy statement or for any other document that Ellie Mae may file with the SEC and send to its stockholders in connection with the proposed Merger. The proposed Merger will be submitted to Ellie Mae’s stockholders for their consideration. Before making any voting decision, stockholders of Ellie Mae are urged to read the proxy statement regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed Merger.

Stockholders of Ellie Mae will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Ellie Mae and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, when available, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting Ellie Mae’s Investor Relations at (925) 227-7079, by email at ir@elliemae.com, or by going to Ellie Mae’s Investor Relations page on its website at investor.elliemae.com and clicking on the link titled “SEC Filings” to access Ellie Mae’s “SEC Filings.”

Participants in the Solicitation

Ellie Mae and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of Ellie Mae’s directors and executive officers and their ownership of Company Common Stock is set forth in Ellie Mae’s proxy statement on Schedule 14A filed with the SEC on April 4, 2018, will be included in Ellie Mae’s definitive proxy statement to be filed with the SEC in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Ellie Mae refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Ellie Mae’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Ellie Mae for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Ellie Mae’s business and the price of the common stock of Ellie Mae, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Ellie Mae and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Ellie Mae’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Ellie Mae’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Ellie Mae related to the Merger Agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Ellie Mae’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Ellie Mae does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.